UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Catheter Precision, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Catheter Precision, Inc. (the “Company”), to be held on October 10, 2025 at 11:00 a.m. Eastern Standard Time, or at any adjournment or postponement thereof.

At the Special Meeting, you will be asked to approve a number of proposals, as described below. You are invited to attend and vote your shares at the Special Meeting live via internet webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAKSM/2025 by 11:59 p.m. Eastern Standard Time on October 9, 2025 (the “Registration Deadline”). Questions will need to be submitted prior to the Special Meeting. To submit questions, please visit web.viewproxy.com/VTAKSM/2025. You will not be able to attend the Special Meeting in person. At this Special Meeting, our stockholders will be asked to:

●

approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from sixty (60) million shares to five hundred (500) million shares (the “Certificate Amendment Proposal” or “Proposal No. 1”);

●

ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026, (the “Auditor Ratification Proposal” or “Proposal No. 2”); and

●	approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 and/or 2 (the “Adjournment Proposal” or “Proposal No. 3”).

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying notice of Special Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Catheter Precision, Inc.

Sincerely,

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
September 15, 2025

This proxy statement and accompanying proxy card are being mailed on or about September 15, 2025 to all stockholders entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 10, 2025. Our Proxy Statement, Proxy Card, and the Notice of the Meeting, are available at web.viewproxy.com/VTAKSM/2025 and are available from the SEC on its website at www.sec.gov.

CATHETER PRECISION, INC.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m. Eastern Standard Time, on October 10, 2025, or any adjournment or postponement thereof.

Webcast Address web.viewproxy.com/VTAKSM/2025

Items of Business

●

to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from sixty (60) million shares to five hundred (500) million shares (the “Certificate Amendment Proposal” or “Proposal No. 1”);

●

to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026, (the “Auditor Ratification Proposal” or “Proposal No. 2”); and

●	to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 and/or 2 (the “Adjournment Proposal” or “Proposal No. 3”).

Adjournments and Postponements    Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date    September 10, 2025.

Only stockholders of record of our Common Stock as of the close of business on September 10, 2025 are entitled to notice of and to vote at the Special Meeting.

Meeting Admission You are invited to attend the Special Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of September 10, 2025. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAKSM/2025 is required by 11:59 p.m. Eastern Standard Time on October 9, 2025. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2025.

Voting    Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

-i-

This proxy statement and accompanying proxy card are being mailed on or about September 15, 2025 to all stockholders entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 10, 2025. Our Proxy Statement, Proxy Card, and the Notice of the Meeting, are available at web.viewproxy.com/VTAKSM/2025 and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
September 15, 2025

-ii-

CATHETER PRECISION, INC.
1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

PROXY STATEMENT
For the Special Meeting of Stockholders
to be held on October 10, 2025

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated David Jenkins and Philip Anderson to serve as proxies for the Special Meeting.

What am I voting on?

You are being asked to vote on three proposals:

●

to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from sixty (60) million shares to five hundred (500) million shares (the “Certificate Amendment Proposal” or “Proposal No. 1”);

●

to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026, (the “Auditor Ratification Proposal” or “Proposal No. 2”); and

●	to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 and/or 2 (the “Adjournment Proposal” or “Proposal No. 3”).

The foregoing matters are the only items of business that will be conducted at the Special Meeting.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

●	“FOR” the Certificate Amendment Proposal;

●	“FOR” the Auditor Ratification Proposal; and

●	“FOR” the Adjournment Proposal.

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on September 10, 2025, the record date for the Special Meeting, or the record date, are entitled to vote at the Special Meeting. As of the record date, there were 1,487,266 shares of our Common Stock issued and outstanding, held by 74 holders of record.

You are invited to attend and vote your shares at the Special Meeting live via webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAKSM/2025 by 11:59 p.m. Eastern Standard time on October 9, 2025 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Special Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Special Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Special Meeting, your shares were held not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting live via webcast, and you must pre-register at web.viewproxy.com/VTAKSM/2025. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

●

You may vote during the Special Meeting live via the internet.  If you plan to attend the Special Meeting live via webcast, you may vote by following the instructions posted at web.viewproxy.com/VTAKSM/2025. To be admitted to the Special Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

●

You may vote by mail.  Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the Special Meeting.

●

You may vote by telephone.  To vote over the telephone, dial toll-free 1-866-402-3905 and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59p.m. Eastern Standard Time, on October 9, 2025.

●

You may vote via the Internet.  To vote via the Internet, go to www.FCRvote.com/VTAKSM to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time, on October 9, 2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

●	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

●

returning a later-dated proxy card (which automatically revokes the earlier proxy) or providing a written notice of revocation to our corporate secretary at Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708; or

●

attending the Special Meeting and voting live via the internet. Attendance at the Special Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, David Jenkins, our Executive Chairman and Chief Executive Officer, and Philip Anderson, our Chief Financial Officer, have been designated as proxies for the Special Meeting by our board of directors. When proxy cards are properly dated, executed and returned, the shares represented by them will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on September 10, 2025, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had 1,487,266 shares of Common Stock issued and outstanding. As of the record date, 12,656.011 shares of Series X Convertible Preferred Stock and 2,229.172 shares of Series B Convertible Preferred Stock were issued and outstanding; however, they are not entitled to vote on any proposal at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by such stockholder on the record date.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding Common Stock as of the record date and entitled to vote at the special meeting must be present in person or represented by proxy to hold and transact business at the special meeting. On the record date, there were 1,487,266 shares outstanding and entitled to vote. Thus, the holders of at least 495,756 shares must be present in person or represented by proxy at the special meeting to have a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, under certain circumstances, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The Certificate Amendment Proposal (“Proposal No. 1), Auditor Ratification Proposal (Proposal No. 2) and the Adjournment Proposal (Proposal No. 3) are all considered “routine” matters.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 3). Therefore, abstentions will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 3). Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: The Certificate Amendment Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Certificate Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 2: The Auditor Ratification Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 3: The Adjournment Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

A representative of Alliance Advisors, LLC will tabulate the votes and act as inspector of elections.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.

What Happens if Proposal 1 or 2 is not Approved at the Special Meeting?

See "Possible Effects of the Proposal" under each of Proposals No. 1 and 2 below for additional discussion of the effect on our existing common stockholders of the failure to approve the Certificate Amendment Proposal and the Auditor Ratification Proposal, respectively.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	“FOR” the Certificate Amendment Proposal;

●	“FOR” the Auditor Ratification Proposal; and

●	“FOR” the Adjournment Proposal.

In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with applicable law and their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.  Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, under certain circumstances, your broker, bank or other nominee will have discretion to vote your shares on our “routine” matters – the Certificate Amendment Proposal (Proposal No. 1), the Auditor Ratification Proposal (Proposal No. 2), and the Adjournment Proposal (Proposal No. 3).

How can I contact the Company’s transfer agent?

You may contact our transfer agent by writing Equiniti Trust Company, LLC, PO Box 500, Newark, NJ 07101. You may also contact our transfer agent via email at https://equiniti.com/us/ast-access/individuals and select GET HELP or by telephone at (800) 937-5449 or (718) 921-8124.

How can I attend the Special Meeting?

We will host the Special Meeting live via internet webcast. You will not be able to attend the Special Meeting in person. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAKSM/2025 is required by 11:59 p.m. Eastern Standard Time on October 9, 2025. A summary of the information you need in order to attend the Special Meeting online is provided below:

●

Any stockholder may listen to the Special Meeting and participate live via the internet at web.viewproxy.com/VTAKSM/2025. To be admitted to the Special Meeting’s live internet webcast, you must register at web.viewproxy.com/VTAKSM/2025 by the Registration Deadline as described in the proxy card. The live internet webcast will begin on October 10, 2025 at 11 a.m., Eastern Standard Time.

●

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Special Meeting, please note that such questions must be submitted in advance of the Special Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at web.viewproxy.com/VTAKSM/2025 after logging in with your Control Number.

●	Stockholders may vote during the Special Meeting live via the internet.

●	A stockholder must register to attend the Special Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

●	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2025.

Stockholder of Record: Shares Registered in Your Name.  If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at web.viewproxy.com/VTAKSM/2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via the internet at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Special Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2025.

How are proxies solicited for the Special Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials.  We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.  Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees.  The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees.  In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. Other than with respect to Alliance Advisors, LLC, no additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you have any questions, need assistance in voting, or need additional material, please contact our Proxy Solicitation Agent, Alliance Advisors at:

Alliance Advisors, LLC

The Overlook Corporate Center

Clove Rd #400

Little Falls Township, NJ 07424

North American Toll-Free Phone:

1-833-215-7306

Email: VTAK@AllianceAdvisors.com

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting.  We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Special Meeting.  If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders.  This procedure reduces our printing and mailing costs.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Catheter Precision, Inc.
Attention: Corporate Secretary
1670 Highway 160 West

Suite 205, Fort Mill, SC 29708
(973)-691-2000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., Eastern Standard Time, at our corporate headquarters located at 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the impact on the Company of failure to approve the proposals and the need for, ability to obtain and risks of not obtaining, potential future financings. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those discussed herein, those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for year ended December 31, 2024 filed with the SEC and in our Quarterly Reports on Form 10-Q filed with the SEC subsequent to the filing of the most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

PROPOSAL NO. 1

APPROVAL OF THE CERTIFICATE AMENDMENT PROPOSAL

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation increasing our authorized shares of common stock from 60,000,000 shares to 500,000,000 shares. If approved by our stockholders, the amendment will become effective upon the filing of the amendment with the Secretary of State of Delaware.

Rationale for Increase in Authorized Number of Shares of Common Stock

As of the record date, there were approximately 1,487,266 shares of the Company’s common stock issued and outstanding and approximately 1,818,930 shares of common stock reserved for future issuance under the Company’s equity incentive plan, and outstanding options, convertible preferred stock and warrants. Thus, approximately 56,693,804 authorized shares of common stock currently remain available for issuance.

We are seeking an increase to the authorized shares in order to give us more flexibility to seek additional financing to allow the Company to continue to fund its ongoing operations.  The Company is aggressively seeking such financing.  Due to the challenging economic environment, we have explored and continue to explore a wide variety of possible capital-raising transactions, including but not limited to private equity offerings, registered issuances, credit facilities, and convertible debt, as well as other innovative and specialty finance strategies such as a crypto asset treasury policy.   Due to current market constraints, most of the opportunities currently available to the Company would require the issuance or potential issuance of very large amounts of common stock or the reserve of very large amounts of common stock.  The Company will be unable to fund its operations and pay its obligations beyond January 2026 unless a financing transaction is consummated.

We remain committed to the aggressive and creative pursuit of financing as described above, despite great challenges to securing capital on our preferred terms.  While we have discussed a variety of financing options, the Board has not yet reached a definitive decision regarding the best financing strategy; we do not have any agreement in principle, letter of intent, or term sheet with any investor or investors.  Accordingly, there is no guarantee that we will succeed in securing the financing that we need to sustain the Company or that any such financing will be on our preferred terms.  This Proposal is intended to provide flexibility to management to pursue such financing, but should not be taken to imply that the Company will succeed in executing any particular strategic course of action.

The availability of additional authorized shares of common stock would allow the Company to execute any of these transactions in the future without additional stockholder approval, except as may be required in particular cases by the Company’s Certificate of Incorporation, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed. The Board of Directors believes it would be in the best interests of the Company and its stockholders to have shares of common stock available for any of these purposes, if needed.

Effects of the Increase in Authorized Common Stock

Approving the amendment to increase the authorized number of shares of the Company’s common stock will not result in any dilution to current stockholders unless and until the Company issues such additional shares in the future. The Board of Directors selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, including any necessary financing transactions, as well as to provide it the ability to take advantage of other opportunities that may be available to it that would require the use of shares of common stock without the cost and time that would be needed to seek further amendments to its Certificate of Incorporation. Issuance of the shares proposed to be authorized in connection with the transactions that we are pursuing will likely result in existing stockholders continuing to own only a small fraction of the Company’s total outstanding shares.

If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Company’s common stock, the future issuance of additional shares of common stock (other than pursuant to a stock split or dividend) would have the effect of diluting the voting rights of existing stockholders and could have the effect of diluting earnings per share and book value per share of existing stockholders. Further stockholder approval would generally not be required to issue any of the authorized shares, except as may be required by the Company’s Certificate of Incorporation, applicable law or rules of the NYSE American.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company aware of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Interests of Directors and Executive Officers

Our directors and executive officers and their associates have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and Series X Preferred Stock and options to purchase shares of our common stock and their eligibility for future grants under our equity incentive plan, and except for $1,685,500 in total principal and accrued interest, as of September 10, 2025, under promissory notes held by David Jenkins, our Chairman of the Board and Chief Executive Officer, and certain of his affiliates, which we will not be able to repay when due in January 2026 without completing one of the financings described above or negotiating to extend them.

The Proposed Amendment

If this Proposal No. 1 is approved by stockholders, it will become effective upon the filing of a Certificate of Amendment with the State of Delaware, which the Company intends to file promptly following the stockholder vote during the Special Meeting. If this Proposal is not approved, the Certificate of Incorporation will continue to allow for the authorization of 60,000,000 shares of common stock.

If this Proposal No. 1 is approved, Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company shall be amended and restated to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is five hundred and ten million shares, consisting of 500 million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

This is reflected in the Certificate of Amendment attached as Annex B hereto.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 1, then we may be unable to engage in future financings or strategic transactions. If these consequences occur, we will likely have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Certificate Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Certificate Amendment Proposal.

PROPOSAL NO. 2

APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL

Ratification Proposal

We are asking stockholders to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Withum is not required by our Bylaws or other applicable legal requirements. However, our board is submitting the appointment of Withum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Our stockholders previously ratified the appointment of Withum as our independent registered public accounting firm for the year ending December 31, 2025 at our annual meeting of stockholders held on July 25, 2025. Representatives of Withum are not expected to be present at the Special Meeting.

Change of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of the Company previously conducted an analysis to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Committee considered the Company’s independent auditors for the fiscal year ended December 31, 2022, Haskell & White LLP (“Haskell”), as well as Withum, the independent registered public accounting firm that audited the financial statements for Old Catheter for the fiscal year ended December 31, 2022.  The Company acquired Old Catheter on January 9, 2023, and is now primarily focusing its operations on the Old Catheter line of business.  Haskell reviewed the Company’s financial statements for the quarter ended March 31, 2023.

As a result of this process, following discussions with Haskell and Withum, on June 21, 2023, the Audit Committee approved the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 and entered into an engagement letter with Withum. On the same date, the Audit Committee approved the dismissal of Haskell as the Company’s independent registered accounting firm.

Haskell’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 filed with the Company’s Form 10-K for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  Haskell’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2021 filed with the Company’s Form 10-K, as amended, for the year ended December 31, 2021, included an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 21, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K  between the Company and Haskell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Haskell’s satisfaction, would have caused Haskell to make reference thereto in their reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haskell with a copy of the foregoing disclosures and requested that Haskell furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made therein. A copy of Haskell’s letter dated June 26, 2023, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 26, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 21, 2023, neither the Company nor anyone on its behalf consulted with Withum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2023 and December 31, 2024 by Withum. It does not include fees billed to us for services rendered by our previous auditor, Haskell & White LLP, during 2023 or 2024:

	2024	2023

Audit Fees (1)	$937,584	$660,872
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$937,584	$660,872

(1)

“Audit Fees” consist of fees billed for professional services rendered during the respective fiscal year in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. This includes consents and other services related to SEC matters and registration statements.

(2)

“Audit-Related Fees” generally include fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not otherwise included as Audit Fees.

(3)	“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Withum did not bill us for any tax fees for the years ended December 31, 2023 or December 31, 2024.
(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

Auditor Independence

During the years ended December 31, 2023 and December 31, 2024, there were no other professional services provided by Withum that would have required our audit committee to consider their compatibility with maintaining Withum’s independence.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of Withum’s services to the Company for fiscal years 2023 and 2024 described above were pre-approved by our audit committee.

Possible Effects of the Proposal

If the appointment is not ratified by our stockholders, it will have no impact on our retention of Withum for the fiscal year ended December 31, 2025, but our audit committee will take that vote into consideration when determining whether it should appoint another independent registered public accounting firm with respect to the year ending December 31, 2026.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and casting votes affirmatively or negatively thereon is required for approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2026.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2026.

PROPOSAL NO. 3

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

If the Company fails to receive a sufficient number of votes to approve Proposals Nos. 1 and/or 2, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1 and/or 2.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of the Adjournment Proposal.

DESCRIPTION OF CAPITAL STOCK

General

The following description summarizes certain terms of our capital stock and certain provisions of our amended and restated certificate of incorporation. We have adopted an amended and restated certificate of incorporation and amended and restated bylaws, and this description summarizes certain of the provisions that are included in those documents. This summary does not purport to be complete and is qualified in its entirety by the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, and to the applicable provisions of Delaware law.  For the complete terms of our common stock and preferred stock, please refer to our amended and restated certificate of incorporation, as amended, any certificates of designation for our preferred stock, and our amended and restated bylaws, as amended.

Our authorized capital stock currently consists of 70,000,000 shares of capital stock, of which 60,000,000 shares are designated as common stock, $0.0001 par value per share, and 10,000,000 shares are designated as preferred stock, $0.0001 par value per share.  As of September 10, 2025, we had 56,693,804 unreserved shares of common stock and 9,985,114 unreserved shares of preferred stock available for issuance pursuant to our certificate of incorporation, as amended.  We have two classes of preferred stock issued and outstanding as described below.  If Proposal No. 1 is approved, our authorized common stock will increase to 500 million shares.

Common Stock

Each share of common stock entitles the holder to one vote, either in person or by proxy, at meetings of stockholders. The holders are not permitted to vote their shares cumulatively. Accordingly, because our directors are elected by a plurality of the votes cast, the stockholders of our common stock who hold, in the aggregate, more than fifty percent of the total voting rights can elect all of our directors, and, in such event, the holders of the remaining minority shares will not be able to elect any of such directors. The affirmative vote of a majority of the shares present in person or represented by proxy and casting votes affirmatively or negatively  (excluding abstentions and broker non-votes) on any matter other than the election of directors that is presented to stockholders at a duly called or convened meeting at which a quorum is present is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by our certificate of incorporation, our bylaws, the rules or regulations of any stock exchange applicable to us, or applicable law or pursuant to any regulation applicable to us or our securities.

Holders of our common stock have no preemptive rights or other subscription rights, conversion rights, redemption or sinking fund provisions. Subject to the rights of the holders of our preferred stock, upon our liquidation, dissolution or winding up, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of our board of directors and issued in the future.

Preferred Stock

Pursuant to our amended and restated certificate of incorporation, our board of directors has the authority, without further action by the stockholders, to issue from time to time up to 10,000,000 shares of preferred stock in one or more series. Our board of directors may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms and the number of shares constituting any series or the designation of any series.

Currently, we have two classes of Preferred Stock outstanding, our Series X preferred stock, $0.0001 par value (“Series X Preferred”) and our Series B preferred stock, $0.0001 par value (“Series B Preferred”).   As of the date hereof, there were outstanding 12,656.011 shares of Series X Preferred, each of which is convertible into 5.26 shares of common stock, subject to certain conditions and ownership blockers as described below, and 2,229.172 shares of Series B Preferred, each of which is convertible into approximately 150.42 shares of common stock, subject to certain conditions and ownership blockers as described below.  Certain key terms of the Series X Preferred and Series B Preferred are summarized below:

Series X Preferred. The currently outstanding shares of Series X Preferred are subject to a contractual restriction which prohibits them from being converted unless the Company applies for and is approved for a new initial listing on the NYSE American or other national securities exchange, or is delisted from the NYSE American. No assurance is given that the Company shall make such application or that if it did any approval would be given by the exchange. The Series X Preferred is also subject to beneficial ownership “blocker” provisions that prohibit any conversion that would cause the holder to have, post-conversion, beneficial ownership of common stock above a pre-set threshold. The precise ownership blocker level varies among the shares, as the level for each share was previously chosen by the holder thereof, from within the range of 0.99% to 19.99%. The Series X Preferred is intended to have economic rights equivalent to the Company’s common stock, but has very limited voting rights. Holders of Series X Preferred are entitled to receive dividends on shares of Series X Preferred equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series X Preferred does not have voting rights. However, as long as any shares of Series X Preferred are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred, (b) alter or amend the Certificate of Designation for the Series X Preferred, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred, (d) increase the number of authorized shares of Series X Preferred, or (e) enter into any agreement with respect to any of the foregoing. The Series X Preferred does not have a preference upon any liquidation, dissolution or winding-up of the Company. The holders of Series X Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Company Stock would receive if the Series X Preferred were fully converted (disregarding for such purposes any conversion limitations) to our common stock, which amounts will be paid pari passu with all holders of our common stock.

Series B Preferred. Each share of Series B Preferred has a $1,000 stated value and is convertible into approximately 150.42 shares of common stock. Shares of Series B Preferred are convertible at any time at the option of the holder into shares of Company Common Stock, subject to certain ownership limitations as described below. The conversion ratio is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. Subject to limited exceptions, holders of shares of Series B Convertible Preferred Stock do not have the right to convert any portion of their Preferred Stock if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or up to 9.99% at the election of the holder) of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion or exercise. Holders of Series B Convertible Preferred Stock are entitled to receive dividends on shares of Series B Convertible Preferred Stock equal to, on an as-if-converted to-common-stock basis, and in the same form as, dividends actually paid on shares of the common stock. Except as otherwise required by law, the Series B Convertible Preferred Stock does not have voting rights. However, as long as any shares of Series B Convertible Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Convertible Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Convertible Preferred Stock, (b) alter or amend the Certificate of Designation for the Series B Convertible Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Convertible Preferred Stock, (d) increase the number of authorized shares of Series B Convertible Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing. The Series B Convertible Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company. The holders of Series B Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive as if the Series B Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations), which amounts will be paid pari passu with all holders of our common stock.

The issuance of additional preferred stock could have the effect of further restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying, deterring or preventing a change in control. Such issuance could have the effect of decreasing the market price of the common stock.

Warrants

As of September 10, 2025, the following warrants to purchase Company common stock were outstanding:

Title or Description of Warrant Issuance:	Total Shares Underlying Currently Outstanding Warrants Issued	Exercise Price	Expiration Date
August 2021 Pharos Banker Warrants	7	$28,405.00	8/16/2026
February 2022 Series B Warrants	2,013	$2,660.00	2/4/2029
July 2022 Series C Warrants	1,495	$2,660.00	7/22/2027
Re-Priced September 2024 Series I Warrants	56,784	$13.30	3/3/2026
September 2024 Series J Warrants	188,363	$19.00	9/3/2029
September 2024 Underwriter Warrants	11,302	$29.45	8/29/2029
October 2024 Series K Warrants	562,945	$13.30	7/13/2030
October 2024 Placement Agent Warrants	16,888	$20.615	4/25/2030
May 2025 Series L Warrants	225,564	$9.50	1/25/2031
2025 Placement Agent Warrants	13,534	$10.3075	6/6/2030
TOTAL:	1,078,895

Below is a summary of certain key terms of the warrants listed above:

Adjustments.  The exercise price and number of shares of common stock issuable upon exercise are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.  Special provisions are also provided (other than in the August 2021 Pharos Banker Warrants) for certain fundamental transactions as described below.

Exercisability. The warrants are generally exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, which most of the warrants allow under certain circumstances).  However, some of the warrants are subject to a warrant agency agreement with our transfer agent (identified below), and warrants in book entry form require exercise through DTC.

Beneficial ownership limitations. All of the warrants other than the August 2021 Pharos Banker Warrants impose certain beneficial ownership limitations. Under these provisions, a holder (together with its affiliates) may not exercise any portion of a warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99% (or, in the case of the Series I, J and K Warrants, 19.99%)) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% (19.99% in the case of the Series I, J and K Warrants) of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us.

No fractional shares or scrip. No fractional shares will be issued in connection with the exercise of a warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price (or for some warrants, round down to the next whole share).

Transferability. Subject to applicable securities and other laws and procedures intended to ensure compliance with such laws, a warrant may be transferred at the option of the holder upon surrender of the warrant to us together with the appropriate instruments of transfer, except that transferability of the placement agent warrants is subject to applicable FINRA rules.

Exchange Listing. There is no trading market available for any of the warrants on any securities exchange or nationally recognized trading system. We do not intend to list any of the warrants on any securities exchange or nationally recognized trading system.

Call Feature of Series B Warrants.  The Series B Warrants are callable by us in certain circumstances. Subject to certain exceptions, if (i) the volume weighted average price of our common stock (as defined in the warrant) for any 20 consecutive trading days (the “Measurement Period”) exceeds $14,250 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and similar transactions), (ii) the average daily trading volume for such Measurement Period exceeds $500,000 per trading day, and (iii) the warrantholder is not in possession of any information that constitutes or might constitute, material non-public information which was provided by us or our affiliates or agents, and subject to the applicable beneficial ownership limitation, then we may, within one trading day of the end of such Measurement Period, call for cancellation of all or any portion of the warrants still outstanding, for consideration equal to $0.001 per warrant share.

Voting Rights. None of the warrants confer voting rights.

Dividends and Certain Other Events.  If the company declares a dividend or grants subscription rights, or authorizes certain other capital, reclassification or liquidation events specified in the warrant, warrantholders are entitled to notice in order to allow an opportunity to exercise.  In addition, the warrants state (other than the August 2021 Pharos Banker Warrants) that if the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to common stockholders, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then the Holders are entitled to participate in the Distribution to the same extent that the Holder would have participated if the Holder had held the number of shares of common stock acquirable upon complete exercise of the warrant (without regard to any limitations such as the beneficial ownership limitations) immediately before the record date for the Distribution, except that if the participation would cause the warrantholder to exceed the relevant beneficial ownership limitation, then the company is required to hold the balance of the distribution that would otherwise cause the excess in abeyance for the benefit of the warrantholder until the release of the distribution would not cause the excess.  The Distribution participation rights of the placement agent warrants have carved out cash distributions.  The Series B, I, J and K warrants provide that to the extent that a warrant has not been partially or completely exercised at the time of a Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the warrantholder until the warrant is exercised.

Fundamental Transaction. In the event of a fundamental transaction, as described in the warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition by any person or group of more than 50% of our outstanding shares of common stock (in the case of Series B, C, I, J, K Warrants, Underwriter Warrants and Placement Agent Warrants) more than 50% of the voting power of our common stock, a warrantholder (other than a holder of August 2021 Pharos Banker Warrants) will be entitled to receive upon exercise the number of common shares of the successor or acquirer (or the Company, if it is the surviving corporation), and any additional consideration that was receivable by our common stockholders in the transaction, with accompanying adjustments to the exercise price as described in the warrant.  In addition, under the Series I, J, and K Warrants, in the event of a Change of Control as defined in the warrants, warrantholders may require the company to purchase the remaining unexercised portion of a warrant for an amount equal to the Black-Scholes Value of that portion, as of the date of the Change of Control, unless the Change of Control is not within the Company’s control, as described in the warrant.  In that event, holders will instead be entitled to receive the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the warrant, that is being offered and paid to the common stockholders.

Further Description of Series K Warrants

The Series K Warrants have an exercise price of $13.30 and expire on July 13, 2030.  The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Within 30 days of the date of issuance of the Series K Warrants, the Company was obligated to file a registration statement on the appropriate form providing for the resale of the shares of common stock underlying the Series K Warrants, and it agreed to cause such registration statement to become effective within 60 days following the date of issuance of the Series K Warrants (90 days in the event that the registration statement is reviewed by the Staff of the Securities and Exchange Commission).  That registration statement was declared effective on December 4, 2024.

During such time as the Series K Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Series K Warrant holder shall be entitled to participate in such Distribution to the same extent that the Series K Warrant holder would have participated therein if the Series K Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series K Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Series K Warrant holder’s right to participate in any such Distribution would result in the Series K Warrant holder exceeding any beneficial ownership limitation, then the Series K Warrant holder shall not be entitled to participate in such Distribution to such extent, and the portion of such Distribution shall be held in abeyance for the benefit of the Series K Warrant holder until such time, if ever, as its right thereto would not result in the Series K Warrant holder exceeding the beneficial ownership limitation).

A holder (together with its affiliates) may not exercise any portion of the Series K Warrant to the extent that the holder would own more than 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%, 14.99% or 19.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 19.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series K Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares will be issued in connection with the exercise of a Series K Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

If, at the time a holder exercises its Series K Warrant, a registration statement registering the issuance of the shares of common stock underlying the Series K Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series K Warrant.

In the event of a defined change of control of the Company, at the request of a holder of a Series K Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Series K Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-Scholes value, as defined in the Series K Warrant, of the remaining unexercised portion of the Series K Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series K Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Subject to applicable laws, a Series K Warrant may be transferred at the option of the holder upon surrender of the Series K Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Series K Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series K Warrants on any securities exchange or nationally recognized trading system.

Further Description of Series L Warrants

The Series L Warrants have an exercise price of $9.50 and expire on 1/25/2031. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Within 15 days of the date of issuance of the Series L Warrants, the Company was obligated to file a registration statement on the appropriate form providing for the resale of the shares of common stock underlying the Series L Warrants, and it agreed to cause such registration statement to become effective within 50 days following the date of issuance of the Series L Warrants (80 days in the event that the registration statement is reviewed by the Staff of the Securities and Exchange Commission).

During such time as the Series L Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Series L Warrant holder shall be entitled to participate in such Distribution to the same extent that the Series L Warrant holder would have participated therein if the Series L Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series L Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Series L Warrant holder’s right to participate in any such Distribution would result in the Series L Warrant holder exceeding any beneficial ownership limitation, then the Series L Warrant holder shall not be entitled to participate in such Distribution to such extent, and the portion of such Distribution shall be held in abeyance for the benefit of the Series L Warrant holder until such time, if ever, as its right thereto would not result in the Series L Warrant holder exceeding the beneficial ownership limitation).

A holder (together with its affiliates) may not exercise any portion of the Series L Warrant to the extent that the holder would own more than 4.99% (or, upon election by a Holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series L Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares will be issued in connection with the exercise of a Series L Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

If, at the time a holder exercises its Series L Warrant, a registration statement registering the resale of the shares of common stock underlying the Series L Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series L Warrant.

In the event of a defined change of control of the Company, at the request of a holder of a Series L Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Series L Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-Scholes value, as defined in the Series L Warrant, of the remaining unexercised portion of the Series L Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series L Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Series L Warrants are callable by the Company should the trailing 20-day volume weighted average price of our common stock exceed $28.50

Subject to applicable laws, a Series L Warrant may be transferred at the option of the holder upon surrender of the Series L Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Series L Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series L Warrants on any securities exchange or nationally recognized trading system.

2025 Placement Agent Warrants

The 2025 Placement Agent Warrants have an exercise price of $10.3075 per share and expire on 6/6/2030. They have substantially the same terms as the Series L Warrants except that they are not entitled to a payment upon a change of control.

Anti-Takeover Effects of Delaware law and our Certificate of Incorporation and Bylaws

The provisions of Delaware law, our amended and restated certificate of incorporation and our amended and restated bylaws contain provisions that could have the effect of delaying, deferring or discouraging another person from acquiring control of our company. These provisions and certain provisions of Delaware law, which are summarized below, may have the effect of discouraging takeover bids, coercive or otherwise. They are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Issuance of Undesignated Preferred Stock. As discussed above under “Description of Capital Stock—Preferred Stock,” our board of directors has the ability to designate and issue preferred stock with voting or other rights or preferences that could deter hostile takeovers or delay changes in our control or management.

Limits on Ability of Stockholders to Act by Written Consent or Call a Special Meeting. Our amended and restated certificate of incorporation provides that our stockholders may not act by written consent. This limit on the ability of stockholders to act by written consent may lengthen the amount of time required to take stockholder actions. As a result, the holders of a majority of our capital stock would not be able to amend the amended and restated bylaws or remove directors without holding a meeting of stockholders called in accordance with the amended and restated bylaws. In addition, our amended and restated bylaws provide that special meetings of the stockholders may be called only by the chairperson of the board, our chief executive officer or president (in the absence of a chief executive officer) or a majority of our board of directors. A stockholder may not call a special meeting, which may delay the ability of our stockholders to force consideration of a proposal or for holders controlling a majority of our capital stock to take any action, including the removal of directors.

Requirements for Advance Notification of Stockholder Nominations and Proposals. Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of the board of directors. These advance notice procedures may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of our company.

Board Classification. Our amended and restated certificate of incorporation provides that our board of directors is divided into three classes, one class of which is elected each year by our stockholders. The directors in each class will serve for a three-year term. Our classified board of directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

Election and Removal of Directors. Our amended and restated certificate of incorporation and amended and restated bylaws contain provisions that establish specific procedures for appointing and removing members of our board of directors. Under our amended and restated certificate of incorporation and amended and restated bylaws, vacancies and newly created directorships on our board of directors may be filled only by a majority of the directors then serving on the board of directors.

Under our amended and restated certificate of incorporation and amended and restated bylaws, directors may be removed only for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

No Cumulative Voting. The Delaware General Corporation Law provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless our amended and restated certificate of incorporation provides otherwise. Our amended and restated certificate of incorporation and amended and restated bylaws do not expressly provide for cumulative voting. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board of directors’ decision regarding a takeover.

Amendment of Charter Provision. Any amendment of the above provisions in our amended and restated certificate of incorporation would require approval by holders of at least 66 2/3% of our then outstanding capital stock entitled to vote, voting together as a single class.

Delaware Anti-Takeover Statute. We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

●	prior to the date of the transaction, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

●

upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●

at or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our board of directors does not approve in advance. We also anticipate that Section 203 may discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

The provisions of Delaware law and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws could have the effect of discouraging others from attempting hostile takeovers and as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts.

These provisions might also have the effect of preventing changes in our management. It is also possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Choice of Forum. Our amended and restated certificate of incorporation provides that the Court of Chancery of the State of Delaware will be the exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty; (iii) any action asserting a claim against us arising under the Delaware General Corporation Law, our amended and restated certificate or our amended and restated bylaws; (iv) any action to interpret, apply, enforce or determine the validity of our amended and restated certificate of incorporation or our amended and restated bylaws; and (v) any action asserting a claim against us that is governed by the internal-affairs doctrine. Our amended and restated certificate of incorporation further provides that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Equiniti Trust Company, PO Box 500, Newark, NJ 07101, (800) 937-5449 or (718) 921-8124. Our shares of common stock are issued in uncertificated form only, subject to limited circumstances.

Market Listing

Our common stock is listed on the NYSE American under the symbol “VTAK.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 10, 2025 by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 1,487,266 shares of our common stock outstanding as of September 10, 2025.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before November 9, 2025, which is 60 days after September 10, 2025 and (ii) outstanding warrants to purchase common stock held by that person that are either immediately exercisable or exercisable on or before November 9, 2025, which is 60 days after September 10, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. We have not included any shares of Series X Convertible Preferred Stock, which we do not anticipate will be entitled to convert into common stock on or before November 9, 2025.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, South Carolina 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares	Percentage of
	of Common Stock	Common Stock
	Beneficially	Beneficially
	Owned	Owned

Directors and Named Executive Officers:
David A. Jenkins, Director and Chief Executive Officer (1)	10,218	*
James J. Caruso, Director (2)	1,839	*
Martin Colombatto, Director (3)	1,832	*
Andrew Arno, Director (4)	1,754	*
Margrit Thomassen, Former interim Chief Financial Officer (5)	640	*
Marie-Claude Jacques, Former Chief Commercial Officer (6)	0	*
All directors and executive officers as a group (5 persons) (1)(2)(3)(4)(7)	22,953	1.53%

(1)

Includes (i) 11 shares held by a charitable remainder unitrust of which Mr. Jenkins’ wife is the trustee; and (ii) 3,735 shares held by a partnership of which Mr. Jenkins is the managing member of the managing partner. Excludes 1,239 shares held by certain adult immediate family members of Mr. Jenkins. Does not include 8,171.57 shares of Series X Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 43,008 shares of Common Stock but which are subject to certain beneficial ownership blockers and the conversion of which is subject to the satisfaction of certain conditions that have not currently been met. Also does not include 1,049.024 shares of Series X Preferred Stock held, in the aggregate, by certain adult immediate family members of Mr. Jenkins and which are convertible into 5,521 shares of Common Stock, but which are subject to certain beneficial ownership blockers and upon satisfaction of certain conditions that have not currently been met. Also, does not include 7,895 shares subject to currently exercisable Series J Warrants held by a certain adult immediate family member of Mr. Jenkins. Also does not include exercisable options to purchase 1,292 shares of Common Stock and unvested options to purchase 4,841 shares of Common Stock or 7,895 shares subject to currently exercisable Series J Warrants held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’s adult daughter.

(2)

Does not include 7.932 shares of Series X Preferred Stock held by Mr. Caruso which are convertible into 41 shares of Common Stock but which are subject to certain beneficial ownership blockers and upon satisfaction of certain conditions that have not currently been met. Includes currently exercisable options to purchase 1,830 shares of Common Stock. Does not include unvested options to purchase 6,195 shares of Common Stock.

(3)	Includes exercisable options to purchase 1,830 shares of Common Stock. Does not include unvested options to purchase 6,195 shares of Common Stock.
(4)	Includes exercisable options to purchase 1,754 shares of Common Stock. Does not include unvested options to purchase 6,140 shares of Common Stock.
(5)

Includes (i) 88 shares of Common Stock underlying vested stock options held by Margrit Thomassen, the Company’s Secretary; and (ii) exercisable options to purchase 552 shares of Common Stock.  Does not include unvested options to purchase 4,841 shares of Common Stock. Ms. Thomassen served as Interim Chief Financial Officer from January 1, 2024, through January 6, 2025 and currently serves as the Company’s controller.

(6)	Ms. Jacques’s employment with the Company ceased on June 2, 2025.
(7)

Includes exercisable options to purchase 7,309 shares of Common Stock held by Philip Anderson, the Company's Chief Financial Officer.  Does not include unvested options to purchase 19,006 shares of Common Stock held by Mr. Anderson.

PROPOSALS OF STOCKHOLDERS FOR 2026 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern time) on February 9, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order for a proposal that does not comply with Rule 14a-8 to be properly brought before our 2026 annual meeting of stockholders, a stockholder must have given timely notice of such proposal or nomination, in proper written form, as required by Section 2.4 of our Amended and Restated Bylaws, as amended. To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our Bylaws must be received by our corporate secretary at our principal executive offices:

●	not earlier than March 26, 2026, and

●	not later than April 25, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting, or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in Section 2.4 of our Amended and Restated Bylaws, as amended. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

In addition, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2026 meeting, no later than May 27, 2026). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2026 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting and the 10th day following the date on which public announcement of the date of the 2026 annual meeting is first made.

*********

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

Annex A

Catheter Precision

NAME & ADDRESS HERE

As a stockholder of Catheter Precision, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m, Eastern Time, on October 9, 2025.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to http://www.fcrvote.com/VTAKSM
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

CATHETER PRECISION, INC.

SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 10, 2025 at 11 AM Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CATHETER PRECISION, INC.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Philip Anderson, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc, that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on October 10, 2025 at 11:00 a.m. Eastern Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting, you must first register at web.viewproxy.com/VTAKSM/2025 by 11:59 p.m. Eastern Time on October 9, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

NAME &ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.)
☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature______________________________

Date______________________________

Title______________________________

Signature (Joint Owners)____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

A-1

The Proxy Statement is available at:
web.viewproxy.com/VTAKSM/2025

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Proposals 1, 2, and 3.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

A-2

Annex B

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is five hundred ten million shares, consisting of five hundred million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

4. This Certificate of Amendment shall become effective on [•], 202[•] at [•].

[signature page follows]

B-1

IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:

Name:

Title:

B-2